SUBSIDIARIES OF THE PITTSTON COMPANY
                      AS OF DECEMBER 31, 2002

   (Percentage of Voting Securities 100% unless otherwise noted)
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                                                                                                  Jurisdiction
Company                                                                                          of Incorporation

The Pittston Company (Delaware)                                                                    Delaware
Glen Allen Development, Inc.                                                                       Delaware
Pittston Services Group, Inc.                                                                      Virginia
     Brink's Holding Company                                                                       Virginia
         Brink's Home Security, Inc.                                                               Delaware
              Brink's Guarding Services, Inc.                                                      Delaware
              Brink's Home Security Canada Limited                                                 Canada
         Brink's, Incorporated                                                                     Delaware
              Brellis Partners, L.P. (50% Partnership)                                             Virginia
              Brink's Antigua Ltd. (47%)                                                           Antigua
              Brink's Express Company                                                              Illinois
              Brink's (Liberia) Inc.                                                               Liberia
              Brink's Security International, Inc.                                                 Delaware
                  Brink's Brokerage Company, Inc.                                                  Delaware
                  Brink's C.l.S., Inc.                                                             Delaware
                  Brink's Diamond and Jewelry Services, Inc.                                       Delaware
                  Brink's Global Services, Inc.                                                    Delaware
                  Brink's Global Services KL, Inc.                                                 Delaware
                  Brink's International Management Group, Inc.                                     Delaware
                  Brink's Network, Incorporated                                                    Delaware
                  Brink's Vietnam, Inc.                                                            Delaware
                  Brink's Philippines, Inc.                                                        Delaware
                  Brink's Argentina S.A.                                                           Argentina


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                  Brink's Asia Pacific Ltd.                                                        Hong Kong
                  Brink's Asia Pacific Pty Ltd.                                                    Australia
                  Brink's Australia Pty. Limited                                                   Australia
                  Brink's Diamond & Jewelry Services, N.V.                                         Belgium
                  Cavalier Insurance Company, Ltd.                                                 Bermuda
                  Brink's Bolivia S.A.                                                             Bolivia
                  Brink's Canada Limited                                                           Canada
                      Brink's Security Company, Limited                                            Canada
                  Brink's Chile S.A. (73.95%)                                                      Chile
                  Brink's de Colombia, S.A. (58%)                                                  Colombia
                      Domesa de Colombia S.A. (69.99%)                                             Colombia
                  Brink's Global Services FZE                                                      Dubai
                  Brink's France (99.98%)                                                          France
                      Brink's Antilles Guyanne, SARL (nominal interest                             Guadeloupe
                           held by Brink's Evolution)
                      Brink's Controle Securite, SARL (nominal interest                            France
                           held by Brink's Evolution)
                      Brink's Controle Securite Reunion, SARL (nominal                             Reunion
                           interest held by Brink's Evolution)
                      Brink's Evolution, SARL (nominal interest held by                            France
                           Brink's Guard)
                      Brink's Formation, SARL (nominal interest                                    France
                           held by Brink's Evolution)
                      Brink's Guard, SARL (nominal interest                                        France
                           held by Brink's Evolution)
                      Brink's Services SARL (nominal interest                                      Guadeloupe
                           held by Brink's Evolution)
                      Brink's Martinique, SARL (nominal interest                                   Martinique
                           held by Brink's Evolution)
                      Brink's Maroc (65%)                                                          Morocco
                      Brink's Protection Privee                                                    France
                      Brink's Reunion, SARL (nominal interest                                      Reunion
                           held by Brink's Evolution)
                      Brink's Recherche et Development (Paris)                                     France
                      Protecval SARL                                                               France
                      O.T.G.S. S.A.                                                                France
                  Brink's Beteiligungsgesellschaft mbH                                             Germany
                           Brink's Verwaltungsgesellschaft mbH                                     Germany
                      Brink's - Deutscheland GMBH (BBmbH 99.99%, BVmbH .01%)                       Germany
                           Brink's Sicherheit GmbH                                                 Germany
                           Security Consulting & Services GmbH                                     Germany
                  Brink's Far East Limited (99.9% Bl.1%)                                           Hong Kong
                  Brink's Arya India Private Ltd. (40%)                                            India
                  Brink's Allied Ltd. (50%)                                                        Ireland
                      Brink's Ireland Ltd.                                                         Ireland
                      Allied Couriers Ltd.                                                         Ireland
                  Brink's Israel, Ltd. (70%)                                                       Israel
                      Courier Services, Ltd. (99.9%)                                               Israel
                  Brink's Diamond & Jewelery Services (International) (1993) Ltd.
                  (99.9% Bl.1%)                                                                    Israel
                  Brink's Global Services, S.r.l.(99.9% Bl.1%)                                     Italy
                  Brink's Japan Limited (81%)                                                      Japan
                  Brink's Global Services Korea Ltd. (80%)                                         Korea
                  Brink's-Ziegler Luxemborg (100%)                                                 Luxemborg
                  Brink's Global Services, S.A. de C.V.                                            Mexico
                  Brink's Nederland B.V.                                                           Netherlands
                      Brink's Geldverwerking B.V.                                                  Netherlands
                  Centro Americana de Inversiones Balboa C.A.                                      Panama
                      Hermes Transport Blindados S.A. (31.038% by Centro, 4.9% BI)                 Peru
                  Brink's Poland S.p.z.o.                                                           Poland
                  Brink's Puerto Rico, Inc.                                                        Puerto Rico
                  Brink's International Holdings AG                                                Switzerland
                           Transpar - Brink's ATM Ltda.                                            Brazil
                      Brink's Valores Agregados Ltda.                                              Brazil
                      Brinks Seguranca e Transporte de Valores Ltda.                               Brazil
                           TGV Transportadora de Valores e Vigilancia Ltda.                        Brazil
                      BVA-Brink's Valores Agregados Ltda.                                          Brazil
                      Brink's-Belgium S.A.                                                         Belgium
                      Brink's-Hong Kong Limited (90%)                                              Hong Kong
                      Brink's Singapore Pte. Ltd. (60%)                                            Singapore
                      Brink's (Southern Africa) (Proprietary) Ltd.                                 South Africa
                      Brink's Zurcher Freilager A.G. (51%)                                         Switzerland
                  Brink's Taiwan Limited                                                           Taiwan
                  Brink's (Thailand) Ltd. (40%)                                                    Thailand
                  Brink's Panama S.A. (49%)                                                        Panama
                  Inmobiliaria Brink's Panama S.A. (49%)                                           Panama
                  Brink's Guvenlik Hezmetieri A.S.                                                 Turkey
                  Brink's Europe Ltd. (U.K.)                                                       U.K.
                  Brink's (UK) Ltd.                                                                U.K.
                      Brink's Commercial Services Ltd.                                             U.K.
                      Brink's Diamond & Jewellery Services Ltd.                                    U.K.
                      Brink's Limited                                                              U.K.
                           Brink's (Gibraltar) Limited                                             Gibraltar
                           Brink's Limited (Bahrain) EC                                            Bahrain
                           Brink's Security Limited                                                U.K.
                           Quarrycast Commercial Limited                                           U.K.
                  Brink's Global Services, Ltd.                                                    U.K.
                  Servicio de Panamericano de Proteccion, CA (60.95%)                              Venezuela
                           Aeropanamericano, C.A.                                                  Venezuela
                           Artes Graficas Avenzadas 98, C.A. (99%)                                 Venezuela
                           Blindados del Zulia Occidente, C.A.                                     Venezuela
                           Blindados de Oriente, S.A.                                              Venezuela
                           Blinadados Panamericanos, S.A.                                          Venezuela
                           Blindados Centro Occidente, S.A.                                        Venezuela
                           Bolivar Business, S.A.                                                  Panama
                                    Domesa Courier Corporation                                     Florida
                                    Panamerican Protective Service Sint Maarten, N.V.              Netherlands
                                                                                                   Antilles
                                    Pan American Protective Service, Inc.                          Florida
                                    Radio Llamadas Panama, S.A.                                    Panama
                                    Servicio Panamericano de Vigliancia Curacao, N.V.              Netherlands
                                                                                                   Antilles
                                            Domesa Curacao, N.V.                                   Netherlands
                                                                                                   Antilles
                                            Domesa Aruba, N.V.                                     Aruba           Servicio
                  Panamericano de ProteccionNetherlands
                                                Curacao, N.V.                                      Antilles
                           Documentos Mercantilles S.A.                                            Venezuela
                           Instituto Panamericano C.A.                                             Venezuela
                           Panamaericana de Vigliancia, S.A.                                       Venezuela
                           Transporte Expresos, C.A.                                               Venezuela
                           Grapho Formas Petare, C.A. (70%)                                        Venezuela
                                    Centro Americana de Inversiones La Restinga, C.A.              Panama
                  Hellinic Brink's Commercial Societe Anonyme of Provision
                  of Services of Information Technology                                            Greece
                           S.A. of Provision of Services in Transportation d/b/a/
                           Brink's Hermes (50.05%)                                                 Greece
              Brink's St. Lucia Ltd. (26.5% BI)                                                    St. Lucia
              Security Services (Brink's Jordan) Co. Ltd. (45% BI)                                 Jordan
              Servicio Pan Americano de Proteccian S.A. (20% BI)                                   Mexico
         Pittston Finance Company Inc.                                                             Delaware
     BAX Holding Company   Virginia
         BAX Finance Inc.  Delaware
         BAX Global Inc.                                                                           Delaware
              BAXAIR Inc.  Delaware
                  Air Transport International, L.L.C. (BAX 99%, BAXAIR 1%)                         Nevada
              BAX Global International Inc.                                                        Delaware
                  Burlington Air Express (Brazil) Inc.                                             Delaware
                  Burlington Air Express (Dubai) Inc.                                              Delaware
                  Burlington Air Express Services Inc.                                             Delaware
                  Burlington Network Inc.                                                          Delaware
                  BAX Global Holding Pty. Ltd.                                                     Australia
                      BAX Global Aust. Pty. Ltd.                                                   Australia
                      BAX Global Cartage Pty. Limited                                              Australia
                  BAX Global do Brazil Ltda.                                                       Brazil
                  BAX Global (Canada) Ltd.                                                         Canada
                      797726 Ontario Inc.                                                          Canada
                  BAX Global Services Chile Limitada                                               Chile
                  Xiamen BAX Global Warehousing Co. Ltd.                                           China
                  BAX Global A/S                                                                   Denmark
                  BAX Global SARL (France)                                                         France
                      BAX Global S.A. (France)                                                     France
                  BAX Global GmbH                                                                  Germany
                      BAX Global GmbH                                                              Austria
                      BAX Global Nemzetkozi Szallitmanyozo es Logisztikai                          Hungary
                Korlatolt Felelossegu Tarsasag (BAX Global Kft.)
                  BAX Global Limited (Hong Kong)                                                   Hong Kong
                      BAX Global Logistics Limitada                                                Macau
                  Indian Enterprises Inc.                                                          Delaware
                      Indian Associates Inc. (40%)                                                 Delaware
                           BAX Global India Private Limited (65%, BAXI 35%)                        India
                  BAX Express Limited (Ireland)                                                    Ireland
                  Pittston International Finance Company, Ltd.                                     Ireland
                  BAX Global S.r.l.                                                                Italy
                      CSC Customs and Management Services S.r.l.                                   Italy
                  BAX Global Japan K.K.                                                            Japan
                  BAX Global (Korea) Co. Ltd. (51%)                                                South Korea
                  BAX Global (Malaysia) Sdn. Bhd.                                                  Malaysia
                      BAX Global Imports (Malaysia) Sdn. Bhd. (40%)                                Malaysia
                  BAX Global, S.A. de C.V.                                                         Mexico
                  BAX Global Networks B.V.                                                         Netherlands
                      BAX Global B.V.                                                              Netherlands
                           BAX Global N.V./S.A.(Belgium)                                           Belgium
                           BAX Global Pte Ltd.(Singapore)                                          Singapore
                      J. Cleton & Co. Holding B.V.                                                 Netherlands
                           J. Cleton & Co. B.V.                                                    Netherlands
                           Logicenter, B.V.                                                        Netherlands
                           Chip Electronic Services B.V. (50%)                                     Netherlands
                  BAX Global (N.Z.) Ltd.                                                           New Zealand
                  Burlington-Transmaso Air Express Lda. (50%)                                      Portugal
                  BAX Global Transitarios Ltda.                                                    Portugal
                  Continental Freight (Pty) Ltd.                                                   South Africa
                      BAX Global Pty Ltd.                                                          South Africa
                      Traco Freight (Pty) Ltd.                                                     South Africa
                  BAX Global S.A.                                                                  Spain
                  BAX Global Holdings S.L.                                                         Spain
                      BAX Global Logistics (Shanghai) Co., Ltd.                                    China
                      BAX Global Logistics (Shenzhen) Co., Ltd.                                    China
                  BAX Global Aktiebolag                                                            Sweden
                  BAX Global AG                                                                    Switzerland
                  BAX Global (Taiwan) Ltd.                                                         Taiwan
                  BAX Global Limited                                                               Thailand
                  BAX Global (UK) Limited                                                          U.K.
                      Alltransport Holdings Limited                                                U.K.
                           Alltransport International Group Limited                                U.K.
                           Alltransport Warehousing Limited                                        U.K.
                           BAX Global Limited                                                      U.K.
                           BAX Global Ocean Services Limited                                       U.K.
                      WTC Air Freight (U.K.) Limited                                               U.K.
                      BAX Logistics, Ltd.                                                          U.K.
         BAX Funding Corporation                                                                   California
         Burlington Airline Express Inc.                                                           Delaware
         Burlington Land Trading Inc.                                                              Delaware
         Highway Merchandise Express, Inc.                                                         California
         WTC Airlines, Inc.                                                                        Delaware
         WTC SUB           California
     Pittston Administrative Services Inc.                                                         Delaware
Pittston Minerals Group Inc.                                                                       Virginia
     Pittston Coal Company Delaware
         American Eagle Coal Company                                                               Virginia
         Heartland Coal Company                                                                    Delaware
         Maxxim Rebuild Company, Inc.                                                              Delaware
         Mountain Forest Products, Inc.                                                            Virginia
         Pine Mountain Oil and Gas, Inc.                                                           Virginia
         Addington, Inc.                                                                           Kentucky
              Huff Creek Energy Company                                                            West Virginia
         Appalachian Land Company                                                                  West Virginia
         Appalachian Mining, Inc.                                                                  West Virginia
              Molloy Mining, Inc.                                                                  West Virginia
         Kanawha Development Corporation                                                           West Virginia
         Vandalia Resources, Inc.                                                                  West Virginia
         Pittston Coal Management Company                                                          Virginia
         Pittston Coal Sales Corp.                                                                 Virginia
         Pittston Coal Terminal Corporation                                                        Virginia
         Pyxis Resources Company                                                                   Virginia
              HICA Corporation                                                                     Kentucky
              Holston Mining, Inc.                                                                 West Virginia
              Motivation Coal Company                                                              Virginia
              Paramont Coal Corporation                                                            Delaware
         Sheridan-Wyoming Coal Company, Incorporated                                               Delaware
         Thames Development, Ltd.                                                                  Virginia
              Buffalo Mining Company                                                               West Virginia
              Clinchfield Coal Company                                                             Virginia
              Dante Coal Company                                                                   Virginia
              Eastern Coal Corporation                                                             West Virginia
              Elkay Mining Company                                                                 West Virginia
              Jewell Ridge Coal Corporation                                                        Virginia
              Kentland-Elkhorn Coal Corporation                                                    Kentucky
              Lorado Reclamation Company                                                           Virginia
              Meadow River Coal Company                                                            Kentucky
              Pittston Coal Group, Inc.                                                            Virginia
              Ranger Fuel Corporation                                                              West Virginia
              Sea "B" Mining Company                                                               Virginia
              Pittston Synfuel Company                                                             Virginia
         Pittston Mineral Ventures Company                                                         Delaware
              PMV Gold Company                                                                     Delaware
                  Pittston Nevada Gold Company (50%)
                  [50% by MPI Gold (USA) Ltd.]                                                     Delaware
              Stawell Gold Mines Pty. Limited (50% prorata consolidation)                          Australia
              Pittston Mineral Ventures International Ltd.                                         Delaware
              Pittston Mineral Ventures of Australia Pty Ltd.                                      Australia
                  Carbon Ventures Pty. Limited                                                     Australia
                      International Carbon (Aust.) Pty. Limited                                    Australia
                  Pittston Australasian Mineral Exploration Pty Limited                            Australia
                  Pittston Black Sands of Western Australia Pty Limited                            Australia



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NOTE: Subsidiaries that are not majority owned do not constitute  "Subsidiaries"
for the purposes of this Schedule. They have been left on the Schedule so as to make the ownership structure clear.